STATE OF NORTH CAROLINA

COUNTY OF DUPLIN

                                  GROUND LEASE
                                  ------------

         THIS GROUND LEASE dated the 30th day of November, 1984, by and between GUILFORD MILLS, INC., a Delaware corporation having an address at Post Office Box U-4, Greensboro, North Carolina 27402 (hereinafter referred to as "Landlord") and COGENTRIX LEASING CORPORATION, a North Carolina corporation having an address at Two Parkway Plaza, Suite 290, Charlotte, North Carolina 28210 (hereinafter referred to as "Tenant"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

         In consideration of Ten ($10.00) Dollars, other good and valuable consideration, and the mutual covenants contained herein, and intending to be legally bound hereby, Landlord and Tenant hereby agree with each other as follows:

                              ARTICLE I - PREMISES
                              --------------------

         Section 1.1 Landlord hereby leases and lets to Tenant, and Tenant hereby takes and hires from Landlord, upon and subject to the terms, conditions, covenants and provisions hereof, all that certain tract, piece or parcel of land, situated in Kenansville, Duplin County, North Carolina, more particularly described on Exhibit "A" and depicted on Exhibit "B", both of which exhibits are annexed hereto and made a part hereof, together with any and all improvements, appurtenances, rights, privileges and easements benefiting, belonging or pertaining thereto, and any right, title and interest of Landlord in and to any land lying in the bed of any street, road or highway (open or proposed) to the center line thereof, in front of or adjoining said tract, piece or parcel of land (all the foregoing hereinafter sometimes referred to as the "Demised Premises" and sometimes referred to as the "Premises").

                        ARTICLE II - TERM AND EXTENSIONS
                        --------------------------------

         Section 2.1 The initial term of this Lease shall commence as of the 30th day of November, 1984 (the "Commencement Date"), and unless extended pursuant to the following Section 2.2.1 through 2.2.4 shall end at midnight on the earlier to occur of (a) seventeen (17) years six (6) months after the Commencement Date or (b) fifteen (15) years after the Initial Delivery Date as defined below.

                  Section 2.2.1 This Lease shall automatically be extended for two (2) additional successive terms of ten (10) years each and a third additional term of five (S) years unless the parties mutually agree in writing to the contrary. Thereafter, this Lease may be extended from year to year with the mutual consent of the parties in writing.

                  Section 2.2.2 Each extended term shall be on the same terms, covenants, conditions, provisions, and agreements as in this Lease provided, except for term and as otherwise specified in this Lease.

                  Section  2.2.3  If any of  such  extensions  occur  as in this
         Section 2.2 provided, such extended term shall commence immediately on the expiration of the prior term hereof.

                  Section 2.2.4 If either Tenant or Landlord shall desire to terminate this Lease at the end of the term then in effect such party shall notify the other party in writing of its desire by Certified Mail, Return Receipt Requested, prior to one (1) year before the expiration of the then current term of this Lease, whether it be the initial term or an extended term. If the other party agrees to such termination, it shall so notify the first party within thirty (30) days of receipt of such initial notice, otherwise this Lease shall be deemed to be automatically extended for the term set forth in Section 2.2.1 above.

                               ARTICLE III - RENT
                               ------------------

                  Section 3.1.1 Tenant covenants and agrees to pay Landlord for the Demised Premises, without offset or deduction, and without previous demand therefor, rent for each year of initial and any extended term of this Lease at the rate of One Dollar ($1.00) per year.

                  Section 3.1.2 Rent for each year shall be payable by Tenant on or before the first day of each and every calendar year during the initial and each extended term of this Lease, and shall be payable at the address of Landlord first above set forth or at such other place of which Landlord shall have given written notice at least thirty (30) days in advance.

                            ARTICLE IV - DEFINITIONS
                            ------------------------

         Section 4.1 "Landlord" shall mean, at any given time, only the then owner of Landlord's interest in the Demised Premises.

         Section 4.2 "Tenant" shall mean, at any given time, only the then owner of Tenant's interest in the Demised Premises.

         Section 4.3 "Person" shall mean and include an individual, corporation, partnership (general or limited), unincorporated association, business trust, and any governmental entity.

         Section 4.4 "Improvements" shall mean all buildings, structures and improvements hereafter erected on the Demised Premises, including, without limitation, all common facilities, walkway and road improvements, parking facilities, landscaping improvements of whatever nature, utility lines (to the extent of Tenant's interest therein) all apparatus, machinery, devices, fixtures, appurtenances and equipment necessary for the proper operation and maintenance of the foregoing, including, without limitation, the following: steam fixtures; chutes, ducts and tanks; oil burners; furnaces, heaters, incinerators and boilers; air cooling and air conditioning equipment; washroom, toilet and lavatory fixtures and equipment; engines, pumps, dynamos, motors, generators, electrical wiring and equipment; and all additions thereto and replacements thereof.

         Section 4.5 "Governmental Authorities" shall mean all federal, county, municipal and local governments, and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Demised Premises and/or the Improvements.

         Section 4.6 "Personal Property" shall mean, at the time of determination, all equipment, furniture, furnishings and other personal property located on or at, and used or useful in connection with the operation or maintenance of, the Demised Premises.

         Section 4.7 "Steam Purchase Contract" shall mean that certain Steam Purchase Contract of even date herewith between Landlord and Tenant, as amended from time to time.

         Section 4.8 "Initial Delivery Date" shall be that date defined in Paragraph 3 of the Steam Purchase Contract.

         Section  4.9  "Assignment  Term"  shall have the  meaning  set forth in
Section 2.02 of the Kenansville Lease.

         Section 4.10 "Kenansville Bill of Sale" shall mean a Bill of Sale and Assignment from Tenant in favor of the Owner Trustee, pertaining to the Kenansville Facility, this Lease and the Steam Purchase Agreement, inter alio, as it may be amended or modified from time to time in accordance with the provisions thereof and of the Participation Agreement.

         Section 4.11 "Kenansville Facility" shall mean the Demised Premises, including all Improvements thereon, those improvements described in Article V hereof and all easements granted hereunder or in accordance herewith.

         Section 4.12 "Kenansville Lease" shall mean the Lease Agreement between the Owner Trustee, as Lessor, and Tenant, as Lessee, pertaining to the Kenansville Facility, as it may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Participation Agreement.

         Section 4.13 "Kenansville Mortgage" shall mean the Deed of Trust, Assignment of Leases, Rents, Issues and Profits and Security Agreement among Tenant, the North Carolina Trustee and GECC, pertaining to the Kenansville Facility, this Lease and the Steam Purchase Contract, inter olio, as it may be amended or modified from time to time in accordance with the provisions thereof and of the Participation Agreement.

         Section 4.14 "North Carolina Trustee" shall mean The Fidelity Company, a North Carolina corporation.

         Section 4.15 "Owner Trustee" shall mean United States Trust Company of New York, a New York corporation, not in its individual capacity (except as expressly provided in the Participation Agreement and the Trust Agreement) but solely as Owner Trustee under the Trust Agreement, and its successors and assigns as such owner Trustee.

         Section 4.16 "Participation Agreement" shall mean the Participation Agreement dated as of November 1, 1984, among Tenant, Cogentrix of North
Carolina, Inc., General Electric Credit Corporation ("GECC") and the Owner Trustee, as it may be amended, modified or supplemented from tithe to time in accordance with the terms thereof.

         Section 4.17 "Trust Agreement" shall mean the Trust Agreement dated as of November 1, 1984 between GECC and the Owner Trustee, as it may be amended or modified from time to time by agreement between the parties thereto.

                           ARTICLE V - USE OF PREMISES
                           ---------------------------

         Section 5.1 The Demised Premises may be used for a steam and electric power cogeneration plant and related lawful purposes, including without limitation, a manufacturing plant or plants using steam produced by said facility, provided that no such manufacturing plant may commence operations unless in Tenant's reasonable opinion the qualification of Tenant's cogeneration facility under the federal Public Utility Regulatory Policies Act of 1978, as then amended ("PURPA"), is in jeopardy solely by reason of Landlord's breach of the Steam Purchase Contract.

                     ARTICLE VI - TAXES AND UTILITY EXPENSES
                     ---------------------------------------

                  Section 6.1.1 Tenant shall, during the term of this Lease, as additional rent, pay and discharge punctually, as and when the same shall become due and payable, all taxes, special and general assessments, water rents, rates and charges, sewer rents and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary (hereinafter referred to as "Taxes"), and each and every installment thereof which shall or may during the term of this Lease be charged, levied, laid, assessed, imposed, become due and payable, or liens upon or for or with respect to the Demised Premises or any part thereof, or any Improvements, appurtenances or Personal Property thereon or therein or any part thereof, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders, directives, rules or regulations of Governmental Authorities whatsoever (all of which shall also be included in the term "Taxes" as heretofore defined) and all charges for sewer, water, steam, heat, gas, hot water, electricity, light and power, and other service or services, furnished to the Demised Premises during the term of this Lease.

                  Section 6.1.2 To the extent that the same may be permitted by law, Tenant or its designees shall have the right to apply for the conversion of any assessment for local improvements assessed. during the term of this Lease in order to cause the same to be payable in annual installments spread over the life of the improvements, and upon such conversion Tenant shall pay and discharge punctually said installments as they shall become due and payable during the term of this Lease. Landlord agrees to permit the application-for the foregoing conversion to be filed in Landlord's name, if necessary, and shall execute any and all documents requested by Tenant to accomplish the foregoing result.

                  Section 6.1.3 Tenant shall be deemed to have complied with the covenants of this section 6.1 if payment of such Taxes shall have been made either (i) within any period allowed by law or by the Governmental Authority imposing the same during which payment is permitted without penalty or interest or (ii) before the same shall become a lien upon the Demised Premises, and Tenant shall produce and exhibit to Landlord satisfactory evidence of such payment, if Landlord shall demand the same in writing.

                  Section 6.2.1 All Taxes and assessments (which have been converted into installments as set forth in Section 6.1.2) which shall become payable during the calendar year in which the term of this Lease terminates shall be apportioned pro rata between Landlord and Tenant in accordance with the portion of such year during which such term shall be in effect.

                  Section 6.3.1 Tenant or its designees shall have the right to contest or review all such Taxes by legal proceedings, or in such other manner as it may deem suitable (which, if instituted, Tenant or its designees shall conduct promptly at its own cost and expense; and free of any expense to Landlord, and, if necessary, in the name of and with the cooperation of Landlord and Landlord shall execute all documents necessary to accomplish the foregoing). Notwithstanding the foregoing, Tenant shall promptly pay all such taxes if at any time the Demised Premises or any part thereof shall then be immediately subject to forfeiture, or if Landlord shall be subject to any civil or criminal liability, arising out of the non-payment thereof.

                  Section  6.3.2 The legal  proceedings.  referred to in Section
         6.3.1 shall include appropriate certiorari proceedings and appeals from orders therein and appeals from any judgments, decrees or orders. In the event of any reduction, cancellation or discharge, Tenant shall pay the amount finally levied or assessed against the Demised Premises or adjudicated to be due and payable on any such contested Taxes.

         Section 6.4 Landlord covenants and agrees that if there shall be any refunds or rebates on account of the Taxes paid by Tenant under the provisions of this Lease, such refund or rebate shall belong to Tenant.

         Section 6.5 Landlord further covenants and agrees on request of Tenant at any time, but without cost to Landlord, to make application individually (if legally required) or to join in Tenant's application (if legally required) for a separate tax assessment for the Demised Premises.' Landlord hereby agrees upon request of Tenant to execute such instruments and to give Tenant such assistance in connection with such applications as shall be-required by Tenant. If such a separate assessment cannot be obtained, Taxes shall be apportioned between the Demised Premises and any other property of Landlord included in the same tax parcel based upon the relative tax valuations of the land, improvements, and personal property on the Demised Premises and the remainder of the tax parcel, as may be mutually agreed by Landlord and Tenant, or failing agreement within thirty (30) days prior to the last date for paying such taxes without interest or penalty, taxes shall be apportioned by binding arbitration conducted in accordance with the rules of the American Arbitration Association. If apportionment has not been finally determined by the last date for payment of such taxes without penalty or interest, Landlord shall pay all disputed amounts of taxes and when apportionment is finally determined Tenant shall reimburse Landlord for any excess tax paid by Landlord, plus interest at a floating rate equal to the announced "prime rate" of NCNB National Bank of North Carolina.

         Section 6.6 Nothing herein or in this Lease otherwise contained shall require or be construed to require Tenant to pay any inheritance, estate, succession, gift, franchise, income or profit taxes, that are or may be imposed upon Landlord.

          ARTICLE VII - IMPROVEMENTS, REPAIRS, ADDITIONS, REPLACEMENTS
          ------------------------------------------------------------

         Section 7.1 Tenant shall have the right, at its own cost and expense, to construction any part or all of the Demised Premises, at any time and from time to time, such improvements as Tenant shall from time to time determine, subject to Land lord's rights of approval under Paragraph 1 of the Steam Purchase Contract, provided that the same shall be in compliance with all then applicable zoning, building and other codes and ordinances and shall be designed for the purposes permitted under Section 5.1, which approval shall not be unreasonably withheld or delayed, and which approval shall conclusively be deemed given if such plans are submitted to Landlord for approval if notice of disapproval, and the reasons therefor, is not given to Tenant within twenty-one
(21) days after the date of submission.

         Section 7.2 Tenant shall, at all times during the term of this Lease, and at its own cost and expense, keep and maintain or cause to be kept and maintained in repair and good condition (ordinary wear and tear excepted), the Improvements, and shall use all reasonable precaution to prevent waste, damage or injury. Landlord shall not be required to furnish any services or facilities (including, without limitation, water, sewer or other utilities) or to make any improvements, repairs or alterations in or to the Demises Premises during the term of this Lease (including, without limitation, any roads or other means of access to the Demised Premises).

         Section 7.3 Tenant may, at its option and at its own cost and expense, at any time and from time to time, make such alterations, changes, replacements, improvements and additions in and to the Demised Premises, and the Improvements and additions and the Improvements, as it may deem desirable consistent with the purposes permitted under Section 5.1, including the demolition of any Improvement(s), subject to Landlord's rights of approval under Paragraph 1 of the Steam Purchase Contract.

         Section 7.4 Until the expiration or sooner termination of this Lease (subject, however, to the rights of the holder of any leasehold Mortgage (as hereinafter defined) to obtain a new lease as set forth herein) title to any improvements, the personal property and any alteration, change or addition thereto shall remain solely in Tenant; and Tenant alone shall be entitled to deduct all depreciation on Tenants' income tax returns for all improvements, personal property, additions, changes or alterations. In no event shall the construction of Improvements be considered as rent.

         Section 7.5 On the last day or sooner termination of the term of this Lease, Tenant shall quit and surrender the Demised Premises. At the end of the term of this Lease, Tenant shall remove all of the Improvements, including without limitation the machinery, controls, wiring, piping and other equipment located in or constituting part of the Improvements (whether or not the same are fixtures or leasehold improvements at law); in the event of termination of this Lease other than at the end of the initial or extended term hereof, Tenant shall have sixty (60) days following the date of termination to accomplish such removal.

                 ARTICLE VIII - REQUIREMENTS OF PUBLIC AUTHORITY
                 -----------------------------------------------

         Section 8.1 During the term of this Lease, Tenant shall, at its own cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of the Governmental Authorities applicable to the Demised Premises whether the same are in force at the commencement of the term of this Lease or may in the future be passed, enacted or directed, and Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands, including reasonable counsel fees, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this Article 8.

         Section 8.2 Tenant shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, in the name of the Tenant, or Landlord (if legally required), or both (if legally required), without cost or expense to Landlord, the validity or application of any law, ordinance, rule, regulation or requirement of the nature referred to in Section 8.1 and, if by the terms of any such law, ordinance, order, rule, regulation or requirement compliance therewith may legally be delayed pending the prosecution of any such proceeding, Tenant may delay such compliance. Therewith until the final determination of such proceeding.

         Section 8.3 Landlord agrees to execute and. deliver any appropriate papers or other instruments which may be necessary or proper to permit Tenant so to contest the validity or application of any such law,, ordinance, order, rule, regulation or requirement and to fully cooperate with Tenant in such contest.

                       ARTICLE IX - COVENANT AGAINST LIENS
                       -----------------------------------

         Section 9.1 If, because of any act or omission of Tenant, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord or any portion of the Demised Premises (other than a leasehold Mortgage described in Article XIX), Tenant shall, at its own cost and expense, cause the same to be discharged of record by bonding or otherwise sixty
(60) days after written notice from Landlord to Tenant of the filing thereof; and Tenant shall indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable counsel fees, resulting therefrom.

                         ARTICLE X - ACCESS TO PREMISES
                         ------------------------------

         Section 10.1 Landlord or Landlord's agents and designees shall have the right, but not the obligation, to enter upon the Demised Premises at all reasonable times, consistent with Tenants reasonable safety and operational requirements, to examine same and to exhibit the Demised Premises to prospective purchasers and prospective tenants, but in the latter case only during the last six (6) months of the term of this Lease.

                     ARTICLE XI - ASSIGNMENT AND SUBLETTING
                     --------------------------------------

         Section 11.1 Tenant shall have the right to assign its rights and duties under this Lease either as collateral security or to another entity created in connection with the financing arrangements entered into by Tenant, by notifying Landlord of such assignment. In the event of any such assignment, Tenant shall remain liable for performance hereunder. Landlord agrees to execute a "Consent and Agreement" concurrently with the execution of this Lease in form mutually satisfactory to the parties. Subject to the foregoing, this Lease shall be binding upon and shall inure to the benefit of the parties, their successors and assigns.

                               ARTICLE XII - SIGNS
                               -------------------

         Section 12.1 Tenant shall have the right to install, maintain and replace in, on or over or in front of the Demised Premises or in any part thereof such signs relating to Tenant's operations, identifying Tenant or erected to comply with applicable laws or regulations, as Tenant may reasonably desire, provided that (a) Tenant shall comply with any applicable requirements of Governmental Authorities having jurisdiction and shall obtain any necessary permits for such purposes, and (b) such signs shall be approved by Landlord, which approval shall not be unreasonably withheld or delayed.

                            ARTICLE XIII - INDEMNITY
                            ------------------------

         Section 13.1 Tenant shall indemnify and save harmless Landlord from and against any and all liability, damage, penalties or judgments arising from injury to person or property sustained by anyone in and about the Demised Premises resulting from any act or acts or omission or omissions of Tenant, or Tenant's officers, agents, servants, employees, or contractors provided that Tenant shall not be liable to Landlord for any consequential damages arising from Tenant's failure to comply with the Steam Purchase Contract. Tenant shall, at its own cost and expense, defend any and all suits or actions which may be brought against Landlord or in which Landlord may be impleaded with others upon any such above-mentioned matter, claim or claims, except as may result from the acts set forth in the exception in Section 13.2.

         Section 13.2 Except for its willful acts or gross negligence or the willful acts or gross negligence of its officers, agents, servants, employees or contractors, Landlord shall not be responsible or liable for any damage or ..injury to the personal property or the Improvements, or to any person or persons, at any time on the Demised Premises, including any damage or injury to
Tenant  or  to  any  of  Tenant's  officer,  agents,   servants,   employees  or
contractors.

         Section 13.3 Landlord shall indemnify and save harmless Tenant from and against any and all liability, damage, penalties or judgments arising from injury to person or property sustained by anyone in and about any of Landlord's property adjacent to the Demised Premises resulting from any act or acts or omission or omissions of Landlord, or Landlord's officers, agents, servants, employees, or contractors. Landlord shall, at its own cost and expense, defend any and all suits or actions which may be brought against Tenant or in which Tenant may be impleaded with others upon any such above-mentioned matter, claim or claims, except as may result from the acts set forth in the exception in
Section 13.4.

         Section 13.4 Except for its willful acts or gross negligence or the willful acts or gross negligence of its officers, agents, servants, employees or contractors, Tenant shall not be responsible or liable for any damage or injury to the personal property or the improvements, or to any person or persons, at any time on any of Landlord's property adjacent to the Demised Premises, including any damage or injury to Landlord or to any of Landlord's officers, agents, servants, employees or contractors.

                             ARTICLE XIV - INSURANCE
                             -----------------------

         Section 14.1 Tenant shall, at no expense to Landlord provide and keep in force (or cause to be provided and kept in force), during the term of this Lease, general liability insurance in an insurance company or companies selected by Tenant, and reasonably satisfactory to the holder of any mortgage permitted pursuant to the provisions of Article XIX hereof (all of such mortgages, whether in the form of mortgages, deeds to. secure debt, deeds of trust, conditional deeds, or other like form, being hereinafter collectively referred to as "Mortgage" or "Mortgages" and the holders) or beneficiary(ies) thereof as "Mortgagee(s)"), or if there shall not be such a Mortgage, to Landlord, in the amount of at least Five Million ($5,000,000.00) Dollars with respect to injury or death to one or more than one person in any one accident or other occurrence and One Hundred Thousand $100,000.00) Dollars with respect to damages to property. Such policy or policies shall include Landlord and each such Mortgagee as named insureds. Tenant agrees to deliver certificates of such insurance to Landlord at the beginning of the term of this Lease and thereafter not less than ten (10) days prior to the expiration of any such policy. Such insurance shall be nancancellable without ten (10) days' written notice to Landlord, and to each such Mortgagee.

         Section 14.2 During the term of this Lease, Tenant shall keep the Improvements insured for the benefit of Landlord and Tenant and the Mortgagees as their respective interests may appear, against loss or damage by fire and customary extended coverage in at least the greater of (a) the minimum amount necessary to avoid the effect of co-insurance provisions of the applicable policies, or (b) 807. of the insurable value of the Improvements. All such policies shall be held by the holder of any such Mortgage, if any, or by Tenant, :so long as there shall be no such Mortgages. Landlord shall be provided with certificates of such insurance.All proceeds payable at any time and from time to time by and insurance company under such policies shall be payable to the Mortgagees, if any, or, if none, shall be paid as hereinafter set forth. If any such proceeds are paid to a Mortgagee, same shall be applied in accordance with the terms of such Mortgage, provided, however if Tenant fails to rebuild the Improvements in accordance with the provisions of Article XVI hereof, the proceeds shall first be applied in repayment of any Mortgage indebtedness. The balance then remaining, if any, shall be paid to Tenant. In the event the parties are unable to agree as to the amounts to be paid pursuant to the provisions set forth herein within thirty (30) days after the date of the payment of the proceeds, which proceeds shall be deposited with a bank or other lending institution in escrow in the name of Landlord and Tenant until final determination of such values, the amounts of such respective interest shall be determined by arbitration (in accordance with the rules then obtaining of the American Arbitration Association) in Charlotte, North Carolina. Landlord shall, at Tenant's cost and expense, cooperate fully with Tenant in order to obtain the largest possible recovery and execute any and all consents and other instruments and take all other actions necessary or desirable in order to effectuate the same and to cause such proceeds to be paid as hereinbefore provided and Landlord shall not carry any insurance concurrent in coverage and contributing in the event of loss with any insurance required to be furnished by Tenant hereunder if the effect of such separate insurance would be to reduce the protection or the payment to be made under Tenant's insurance.

                       ARTICLE XV - WAIVER OF SUBROGRATION
                       -----------------------------------

         Section 15.1 All insurance policies carried by either party covering the Demised Premises, including but not limited to contents, fire and casualty insurance, shall expressly waive any right on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement.

                            ARTICLE XVI - DESTRUCTION
                            -------------------------

         Section 16.1 In the event that, at any time during the term of this Lease, the Improvements shall be destroyed or damaged in whole or in part by fire or other casualty, then, Tenant, at its own cost and expense, shall (subject to the provisions of Section 16.2) cause the same to be repaired, replaced or rebuilt within a period of time which, under all prevailing circumstances, shall be reasonable.

         Section 16.2 In the event that at any time subsequent to the first five
(5) years of the initial term of this Lease or during any extended term hereof, any of the Improvements shall have been damaged or destroyed by fire or any other cause whatsoever, then, notwithstanding the provisions of Section 16.1 or any other provisions of this Lease, Tenant shall have the right (subject to the rights of Mortgagees), but not the obligation, to elect not to repair, replace or rebuild the improvements and to terminate this Lease by giving written notice of termination to Landlord on or prior to the date twelve (12) months after the occurrence of such damage or destruction, and upon the giving of such notice of termination the term of this Lease shall expire and come to an end on the last day of the calendar month in which such notice shall be given, with the same force and effect as if said day had been originally fixed herein as the expiration date of the term of this Lease, and neither party shall have any further rights or liabilities hereunder.

                          ARTICLE XVII - EMINENT DOMAIN
                          -----------------------------

                  Section 1.7.1 If the whole or a part of the Demised Premises or any easement appurtenant thereto or granted herein to Tenant or any part of Landlord's property adjacent to the Demised Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain or by purchase in lieu thereof, which in any such event renders the Demised Premises unsuitable for the conduct of Tenant's business thereon, in Tenant's reasonable judgment, then Tenant shall have the right, but not the obligation, to terminate this Lease by giving written notice of such termination to Landlord on or prior to the date one hundred and eighty (180) days after the date of such taking (or purchase), and upon the giving of such notice of termination the term of this Lease shall expire and come to an end on the last day of the calendar month in which such notice shall be given, with the same force and effect as if said day had been originally fixed herein as the expiration date of the term of this Lease.

         Section 17.2 In the event of taking (or purchase) resulting in the termination of this Lease pursuant to the provisions of Section 17.1, the parties hereto agree to cooperate in applying for and in prosecuting any claim for such taking and further agree that the aggregate net award, after deducting all expenses and costs (including attorneys' fees) incurred in connection therewith, shall be divided between them in proportion to the fair market sales value of their respective interests in the property condemned which, in the case of the Landlord, shall be the Landlord's interest in the land constituting the portion of the Demised Premises so condemned considered as vacant and unimproved land but subject to this Lease assuming this Lease would have continued through its initial and succeeding three additional terms.

         Section 17.3 In the event of a taking (or purchase) not resulting in the termination of this Lease, pursuant to the provisions of section 17.1, the parties hereto agree to cooper ate in applying for and in prosecuting any claim for any such taking and Tenant shall, at no cost or expense to Landlord, make (or cause to be made) all repairs to the Improvements affected by such taking (or purchase) to the extent necessary to restore the same to a complete architectural unit to the extent practical, taking into consideration the amount of land remaining after any such taking or purchase.


                  Section 17.3.1 All compensation available or paid to Landlord and Tenant upon such a taking (or purchase) which does not result in the termination of this Lease shall be paid to Tenant for the purpose of paying towards the cost of such restoration, or, in the event that the parties hereto agree that only a portion of the aggregate award is sufficient to so restore, then only such portion as agreed upon shall be paid to Tenant for such purpose and the balance shall be distributed in the same manner as is provided in Section 17.2 to the extent of any funds remaining.

                  Section 17.3.2 All compensation for any temporary taking of the Demised Premises shall be to Tenant without participation by Landlord, unless the term of such taking shall extend beyond the term of this Lease, in which case such compensation shall be prorated on a per diem basis between Landlord and Tenant.

         Section  17.4  In case  the  respective  portions  of any  award  to be received by Landlord, Tenant and the holder or holders of any Mortgage or Mortgages shall not be fixed in the proceedings for such taking in accordance with the agreement of the parties set forth in this Article XVII, and if the parties shall not . agree in writing on such respective portions within thirty
(30) days after the date of the final determination of the amount of such award, the amounts of such respective portions shall be determined by arbitration (in accordance with the rules then obtaining of the American Arbitration Association) Charlotte, North Carolina.

                            ARTICLE XVIII - EASEMENTS
                            -------------------------

         Section 18.1 In addition to the leasehold estate granted in this Lease, but as an appurtenance to said leasehold, Land lord grants to Tenant the following easements described on Exhibit C attached hereto and incorporated herein by this reference for the initial and any extended term of this Lease over portions of the property owned by Landlord adjacent to the Demised Premises.

                        ARTICLE XIX - LEASEHOLD MORTGAGES
                        ---------------------------------

         Section 19.1 Tenant and every successor and assign of Tenant is hereby given the right by Landlord in addition to any other rights herein granted, without Landlord's prior written consent, to mortgage (including conveyance by deed of trust) its interests in this Lease, or any part or parts thereof under one or more leasehold Mortgage(s) and assign this Lease, or any part or parts thereof, as collateral security for such Mortgage(s), upon the condition that all rights acquired under such Mortgage(s) shall be subject to each and all of the covenants, conditions and restrictions set forth in this Lease, and to all rights and interests of Landlord herein, none of which covenants, conditions or restrictions is or shall be waived by Landlord by reason of the right given so to mortgage such interest in this Lease, except as expressly provided herein. If Tenant and/or Tenant's successors and assigns shall mortgage this leasehold, or any part or parts thereof, and if the holder(s) of such Mortgage(s) shall, within thirty (30) days of execution send to Landlord a true copy thereof together with written native specifying the name and address of the Mortgagees) and the pertinent recording date with respect to such Mortgage(s) Landlord agrees that so long as any such leasehold Mortgage(s) shall remain unsatisfied of record or until written notice of satisfaction is given by the holder(s) to Landlord, the following provisions shall apply:

                  Section 19.1.1 There shall be no cancellation, surrender or modification of this Lease by joint action of Landlord and Tenant without the prior consent in writing of the leasehold Mortgagee(s).

                  Section 19.1.2 Landlord shall, upon serving Tenant with any notice of default, simultaneously serve a copy of such notice upon the holder(s) of such leasehold Mortgage(s). The leasehold Mortgagees) shall thereupon have the same period of time provided to Tenant pursuant to Article XXIII hereof (as extended by Article XX hereof), after service of such notice upon it, to remedy or cause to be remedied the defaults complained of, and Landlord shall accept such performance by or at the instigation of such leasehold Mortgagees) as if the same had been done by Tenant.

                  Section 19.1.3 Anything herein contained notwithstanding, while such leasehold Mortgages) remains unsatisfied of record, or until written notice of satisfaction is given by the holders) to Landlord, if any default shall occur which, pursuant to any provision of this Lease, entitles Landlord to terminate this Lease, and if before the expiration of thirty (30) days from the date of service of notice of termination upon such leasehold Mortgagees) such leasehold Mortgagees) shall have notified Landlord of its (their) desire to nullify such notice and shall have paid to Landlord all rent and other payments herein provided for, and then in default, and shall have complied or shall commence the work of complying with ail of the other requirements of this Lease, except as provided in Section 19.1.4., if any are then in default, and shall prosecute the same to completion with reasonable diligence, then in such event Landlord shall not be entitled to terminate this Lease and any notice of termination theretofore given shall be void and of no effect.

                  Section 19.1.4 If Landlord shall elect to terminate this Lease by reason of default of Tenant, the leasehold Mortgagees) shall not only have the right to nullify any notice of termination by curing such default, as aforesaid, but shall also have the right to postpone and extend the specified date for the termination of this Lease as fixed by Landlord in its notice of termination, for a period of not more than six (6) months, provided that such leasehold Mortgagees) shall cure or cause to be cured any then existing money defaults and meanwhile pay the rent and comply with and perform all of the other terms, conditions and provisions of this Lease on Tenant's part to be complied with and performed, other than past non-monetary defaults, and provided further that the leasehold Mortgagees) shall forthwith take steps to acquire or sell Tenant's interest in this Lease by foreclosure of the Mortgage(s) or otherwise and shall prosecute the same to completion with all due diligence. If at the end of said six (6) month period the leasehold Mortgagees) shall be actively engaged in steps to acquire or sell Tenant's interest herein, the time of said Mortgagees) to comply with the provisions of this section 19.1.4 shall be extended for such period as shall be reasonably necessary to complete such steps with reasonable diligence and continuity.

                  Section 19.1.5 Landlord agrees that the name of the leasehold Mortgaqee(s) may be added to the "Loss Payable Endorsement" of any and all insurance policies required to be carried by Tenant hereunder on condition that the insurance proceeds are to be applied in the manner specified in this Lease and that the leasehold Mortgage(s) or collateral document shall so provide.

                  Section   19.1.6   Landlord   agrees  that  in  the  event  of
         termination of this Lease by reason of any default by Tenant that Landlord will enter into a new lease of the Demised Premises with the leasehold Mortgagees) or nominee(s), for the remainder of the term, effective as of the date of such termination, at the rent and upon the terms, provisions, covenants and agreements as herein contained and subject only to the same conditions of title as this Lease is subject to on the date of the execution hereof, and to the rights, if any, of any parties then in possession of any part of the Demised Premises, provided:

                           Section  19.1.6.1 Said Mortgagees) or nominees) shall
                  make written request upon Landlord for such new lease within fifteen (15)days after the date of such termination and such written request is accompanied by payment to Landlord of sums then due to Landlord under this Lease;

                           Section  19.1.6.2 Said Mortgagees) or nominees) shall
                  pay to Landlord at the time of the execution and delivery of said new lease, any and all sums which would, at the time of the execution and delivery thereof, be due pursuant to this Lease but for such termination, and in addition thereto, any expenses, including reasonable attorneys' fees, to which Landlord shall have been subjected by reason of such default;

                           Section  19.1.6.3 Said  Mortgagees)  or its nominees)
                  shall perform and observe all covenants herein contained on Tenant's part to be performed and shall further remedy any other conditions which Tenant under the terminated lease was obligated to perform under the terms of this Lease;

                           Section 19.1.6.4 The tenant under such new lease shall have the same right, title and interest in and to the improvements and personal property as Tenant under the terminated lease had;

                  Section 19.1.7 Nothing herein contained shall require said leasehold Mortgagees) or nominees) to cure any default of Tenant referred to in Article 24 hereof;

                  Section 19.1.8 The proceeds from any insurance policies or arising from a condemnation are to be held by any leasehold Mortgagees) and distributed pursuant to the provisions of this Lease, but the leasehold Mortgagees) may reserve rights to apply to the Mortgage debt all, or any part, of Tenant's share of such proceeds pursuant to such Mortgage(s);

                  Section 19.1.9 The leasehold Mortgagees) shall be given notice of any arbitration proceedings by the parties hereto, and shall have the right to intervene therein and be made party to such proceed ings, and the parties hereto do hereby consent to such intervention. In the event that the leasehold Mortgagees) shall not elect to intervene or become party to such proceedings, the leasehold Mortgagees) shall receive notice of, and a copy of any award or decision made in said arbitration proceedings; and

                  Section  19.1.10  Landlord  shall,   upon  request,   execute,
         acknowledge and deliver to each leasehold Mortgagee, an agreement prepared at the sole cost and expense of Tenant, in form satisfactory to such leasehold Mortgagee(s), between Landlord, Tenant and leasehold Mortgagee(s), agreeing to all of the provisions of this Article XIX. The term "Mortgage", whenever used herein, shall include whatever security instruments are used in the locale of the Demised Premises, such as, without limitation, deeds to secure debt, deeds of trust and conditional deeds, as well as financing statements, security agreements and other documentation required pursuant to the Uniform Commercial Code.

         Section 19.2 Any transfer, conveyance., sublease or assignment provided for in this Article XIX or Article XI shall be a transfer, conveyance, sublease or assignment of each of the Steam Purchase Contract and this Lease to the same Person, it being the intent of the parties that the primary obligor of each of the Steam Purchase Contract and this Lease shall at all times be the same Person. Such assignee or sublessee shall be liable for obligations or duties of Tenant under the Steam Purchase Contract and this Lease to the extent set forth below:

                  (i) following any assignment to the Owner Trustee pursuant to the Kenansville Bill of Sale, the Owner Trustee shall be obligated to perform and Tenant shall be relieved from all such obligations and duties except as set forth in (ii) below;

                  (ii) during the Assignment Term, Tenant shall be liable for all such obligations and duties and the Owner Trustee shall be relieved from all such obligations and duties;

                  (iii) any other assignee (other than a security assignee) and sublessee shall be liable for such obligations and duties only to the extent arising after such assignment and the Owner Trustee or Tenant, as the case may be, shall be relieved of all such obligations and duties; and

                  (iv) a security assignee (including GECC and the North Carolina Trustee pursuant to the Kenansville Mortgage) shall not be liable for such obligations and duties except to the extent such obligations and duties are assumed by such assignee on and after enforcement of such security and except as set forth in this Article XIX.


                           ARTICLE XX - FORCE MAJEURE
                           --------------------------

         Section 20.1 In the event that Landlord or Tenant or any Mortgagee shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond their control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

                       ARTICLE XXI - PERFORMANCE BY OTHERS
                       -----------------------------------

         Section 21.1 Any act required to be performed by Tenant pursuant to the terms of this Lease may be performed by others on Tenant's behalf and the performance of such act shall be deemed to be performance by Tenant and shall be acceptable as Tenant's act by Landlord.

                         ARTICLE XXII - QUIET ENJOYMENT
                         ------------------------------

         Section 22.1 Tenant, upon paying the rent and all other sums and charges to be paid by it as herein provided, and observing and keeping all covenants, warranties, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Demised Premises during the term of this Lease, without hindrance or molestation by anyone.

         Section 22.2 Landlord represents and warrants to Tenant that it has fee simple title to the Demised Premises and the power and authority to execute and deliver this Lease and to carry out and perform all covenants to be performed by it hereunder. Landlord further represents and warrants to Tenant that:

                  Section 22.2.1 The Demised Premises is free from all encumbrances, liens, defects in title, violations of law, leases, tenancies, easements, restrictions and agreements, except as set forth in Exhibit D, annexed hereto; and

                  Section 22.2.2 At the time of the commencement of the term of this Lease, sole and undisturbed physical possession of the entire Demised Premises will be delivered to Tenant free and clear of all liens, defects in title, encumbrances, restrictions, agreements, easements, tenancies and violations of law, except as set forth in Exhibit D, annexed hereto.

                            ARTICLE XXIII - DEFAULTS
                            ------------------------

         Section 23.1 In the event any one or more of the following event shall have occurred and shall not have been remedied as hereinafter provided:

                  Section  23.1.1  The  occurrence  of any  event  set  forth in
         Article XXIV hereof, without the curing of same as therein provided;

                  Section 23.1.2 Tenant's,failure to pay any installment of rent, when the same shall be due and payable and the continuance of such failure for a period of fifteen (15) days after notice in writing from Landlord to Tenant specifying in detail the nature of such failure;

                  Section 23.1.3 Tenant's failure to perform any of the other covenants, conditions and agreements herein contained an Tenant's part to be kept or performed and the continuance of such failure without the curing of same within a reasonable time after notice in writing from Landlord to Tenant specifying in detail the nature of such failure; for purposes of this section, one hundred eighty (180) days shall be conclusively presumed a reasonable time to cure a breach hereunder (except as such time may be extended pursuant to Section 23.2), provided, that such 180-day period shall be extended by an event that would constitute force majeure as defined in Article XX; or

                  Section 23.1.4 The occurrence of any default or event of default under the Steam Purchase Contract and the continuation of any such breach beyond any applicable cure period (as extended by force majeure as provided therein).

then, Landlord may, at its option, give to Tenant a notice of election to end the term of this Lease upon a date specified in such notice, which date shall be not earlier than the expiration of any applicable cure period and upon such date, the term and estate hereby created and interest of Tenant hereunder shall likewise cease without further notice or lapse of time, as fully and with like effect as if the entire term of this Lease had elapsed, but Tenant shall continue to be liable to Landlord as hereinafter provided.

         Section 23.2 In the event that Landlord gives notice of a default of such a nature that it cannot be cured within such one hundred eighty (180) day period then such default shall not be deemed to continue for such time (not to exceed an additional one hundred eighty (180) days) so long as Tenant, after receiving such notice, proceeds to cure the default as soon as reasonable possible and continues to take all steps necessary to complete the same within a period of time which, under all prevailing circumstances, shall be reasonable. No default shall be deemed to continue if and so long as Tenant shall be delayed in or prevented from curing the same by any cause specified in Article XX.

         Section 23.3 Notwithstanding anything to the contrary contained in this
Article XXIII, in the event that any defaults) of Tenant shall be cured in any manner hereinabove provided, such defaults) shall be deemed never to have occurred and Tenant's rights hereunder shall continue unaffected by such default(s).

         Section 23.4 Upon any termination of the term of this Lease pursuant to
Section 23.1, or at any time thereafter, Landlord may, in addition to and without prejudice to any other rights and remedies Landlord shall have at law or in equity, re-enter the Demised Premises, and recover possession thereof and dispossess any or all occupants of the Demised Premises in the manner prescribed by the statute relating to summary proceedings; or similar statutes; but Tenant in such case shall remain liable to Landlord as hereinafter provided.

         Section 23.5 In case of any such default, re-entry, expiration and/or dispossess by summary proceedings:

                  Section 23.5.1 The rent shall become due thereupon and be paid up to the time of such re-entry, expiration and/or dispossess;

                  Section 23.5.2 Landlord may, subject to Article XIX, relet the Demised Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term-or terms which may, at Landlord's option, be less than or exceed the period which. would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and

                  Section 23.5.3 Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform Tenant's covenants herein contained any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease.

                    ARTICLE XXIV - BANKRUPTCY AND INSOLVENCY
                    ----------------------------------------

         Section 24.1 If, after the commencement of the term of this Lease:

                  Section 24.1.1 Tenant, while having title to the tenant's interest hereunder, shall be finally adjudged to be insolvent;

                  Section 24.1.2 A receiver or trustee shall be appointed for the aforesaid Tenant's property and affairs;


                  Section 24.1.3 The aforesaid Tenant shall make an assignment for the benefit of creditors or shall file a petition in bankruptcy or insolvency or for reorganization or shall make application for the appointment of a receiver; or

                  Section 24.1.4 Any execution or attachment shall be issued against the aforesaid Tenant or any of the aforesaid Tenant's property, whereby the Demised Premises or any improvements shall be taken or occupied or attempted to be taken or. occupied by someone other than the aforesaid Tenant, except as may herein be permitted;

and such adjudication, appointment, assignment, petition,execution or attachment shall not be set aside, vacated, discharged or bonded within one hundred and twenty (120) days after the issuance of the same, then a default hereunder shall be deemed to have occurred so that the .provisions of Article XXIII and hereof shall become effective and Landlord shall have the rights and remedies provided for therein. Notwithstanding anything to the contrary hereinabove contained, upon the occurrence of a default pursuant to this Article XXIV if the rent due and payable hereunder shall continue to be paid and the other covenants, conditions and agreements of this Lease on Tenant's part to be kept and performed shall continue to be kept and performed, no event of default shall have been deemed to have occurred and the provisions of Article XXIII hereof shall not become effective.

                              ARTICLE XXV - WAIVERS
                              ---------------------

         Section 25.1 Failure o(pound) Landlord or Tenant to complain of any act or omission on the part of the other party no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by Landlord or Tenant at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of


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

the same or any other provision. No acceptance by Landlord of any partial payment shall constitute an accord or satisfaction but shall only be deemed a part payment on account.

                             ARTICLE XXVI - NOTICES
                             ----------------------

         Section 26.1 Every notice, approval, consent or other communication authorized or required by this Lease shall not be effective unless same shall be in writing and shall be deemed given to the other party at its address or telex number herein above first mentioned, or such other address or telex number as either party may designate by notice given from time to time in accordance with this Article XXVI and shall be either delivered personally or sent by telex, telegraph or postage prepaid by United States registered or certified mail, return receipt requested, and shall be deemed to have been made or given (i) if, given by telex, when transmitted and the appropriate answerback is received and
(ii) if given by any other means, when delivered. The rent payable by Tenant hereunder shall be paid to Landlord at the same place where a ,notice to Landlord is herein required to be directed.

                          ARTICLE XXVII - CERTIFICATES
                          ----------------------------

         Section 27.1 Either party shall, without charge, at any time and from time to time hereafter, within ten (10) days after written request of the other, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any other person, specified in such request: as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; as to the validity and force and effect of this Lease, in accordance with its tenor as then constituted; as to the existence of any default thereunder; as to the existence of any offsets, counterclaims or defenses thereto on the part of such other party; as to the commencement and expiration dates of the term of this Lease; and as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party requesting it and any other person, to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

                         ARTICLE XXVIII - GOVERNING LAW
                         ------------------------------

         Section 28.1 This lease and the performance thereof shall be governed, interpreted, construed and regulated by the laws of the State of North Carolina.

                        ARTICLE XXIX - PARTIAL INVALIDITY
                        ---------------------------------

         Section 29.1. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or-circumstances other than those as to which it is held to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                         ARTICLE XXX - SHORT FORM LEASE
                         ------------------------------

         Section 30.1 The parties will at any time, at the request of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a memorandum or short form of lease, setting forth a description of the Demised Premises, the easement rights granted to Tenant herein, the term of this Lease and any other portions thereof, excepting the rental provisions, as either party may request.

                          ARTICLE XXXI - INTERPRETATION
                          -----------------------------

         Section 31.1 Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require. The captions or headings used herein are for reference and convenience only, and shall not enter into the interpretation hereof. This Lease may be executed in several counterparts; each of which shall be an original, but all of which shall constitute one and the same instrument.

                        ARTICLE XXXII - ENTIRE AGREEMENT
                        --------------------------------

         Section 32.1 No oral statement or prior written matter shall have any force or effect. Tenant agrees that it is not relying on any representations or agreements other than those contained in this Lease. This Agreement shall not be modified or cancelled except by writing subscribed by all parties.

                            ARTICLE XXXIII - PARTIES
                            ------------------------

         Section 33.1 Except as herein otherwise expressly provided, the covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, successors, administrators and assigns.

                        ARTICLE XXXIV - TENANT'S COVENANT

         Section 34.1 Tenant hereby covenants and agrees that it shall comply with the terms of the Steam Purchase Contract.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                               "LANDLORD:"

                                               GUILFORD MILLS, INC.

ATTEST:
                                               By_______________________________
BY:____________________________
          Secretary                            Title____________________________


[Corporate Seal]

                                               "TENANT:"

                                               COGENTRIX LEASING CO

ATTEST:
                                               By:______________________________
BY:____________________________
          Secretary
                                               Title:___________________________

[Corporate Seal]












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